UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 22, 2008

DANA RESOURCES

(Exact Name of Registrant as Specified in Charter)

Wyoming	333--138471	20-5244503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pushkinska 20-3 Kiev, Ukraine
(Address of principal executive offices)

Registrant’s telephone number, including area code:  380 44 331 6201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

Mr. Jehu Hand, who was the corporate secretary, has resigned February 22, 2008.  As Secretary, Mr. Hand was not the principal executive, operating, financial or accounting officer nor was he a director and therefore no disclosure is required under Item 5.02, Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DANA RESOURCES (Registrant)

Date: March 6, 2008	/s/ Yuriy Semenov, President